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                                                                   EXHIBIT 23.04


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report included in ANB Corporation's Form 8-K filed on January 6, 2000, which supplements ANB Corporation's 1998 Annual Report and to all references to our Firm included in this registration statement.



                                                  /s/ Olive LLP
                                                  -------------------------
                                                  Olive LLP



Indianapolis, Indiana,
January 10, 2000